Exhibit 32.1

EL PASO PIPELINE PARTNERS, L.P.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of El Paso Pipeline Partners, L.P. (the "Company") for the yearly period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard D. Kinder
Richard D. Kinder
Chief Executive Officer of El Paso GP Company, L.L.C.
the General Partner of El Paso Pipeline Partners, L.P.

Date:	February 25, 2013